UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 13, 2006

Dot Hill Systems Corp.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13317 (Commission File Number)	13-3460176 (I.R.S. Employer Identification No.)

6305 El Camino Real, Carlsbad, California (Address of principal executive offices)		92009 (Zip Code)
Registrant’s telephone number, including area code: (760) 931-5500
Not Applicable.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
     (b) On March 13, 2006, we notified the NASDAQ National Market that we were in noncompliance with NASD Marketplace Rule 4350(d)(2)(A) due to the passing of Norman Farquhar, a director of Dot Hill. Rule 4350(d)(2)(A) requires an issuer to, among other things, have an audit committee comprised of at least three independent directors, one of whom must be a financial expert. Mr. Farquhar was the third independent director and the financial expert on our audit committee. Pursuant to NASD Marketplace Rule 4350(d)(4)(B), we have until our next annual stockholders meeting to cure our failure to comply with the requirements in Rule 4350(d)(2)(A). We will begin a search to fill the vacancy created by Mr. Farquhar’s death as soon as reasonably practicable.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     On March 13, 2006, we learned that Norman Farquhar, a director of Dot Hill, had passed away.
     Also on March 13, 2006, Preston Romm notified us that he will resign as our Chief Financial Officer, effective March 24, 2006.
     On March 16, 2006, Shad Burke, age 32, was appointed as our Chief Financial Officer, effective March 24, 2006, on an interim basis until such time as we identify an appropriate candidate to fill the Chief Financial Officer position on a permanent basis. Mr. Burke was also appointed as our Vice President of Finance and Corporate Controller and Assistant Secretary and has served as our Corporate Controller since July 2005. From April 2004 to July 2005, Mr. Burke held the position of corporate controller at PeopleSupport, Inc., a business process outsourcer. From July 2002 to April 2004, he was a senior manager in the assurance practice of the Los Angeles office of Deloitte & Touche, a public accounting firm. From September 1995 to July 2002, Mr. Burke held various assurance positions with Arthur Anderson, a public accounting firm. Mr. Burke received a degree in business economics from University of California, Santa Barbara and is a C.P.A.
     A copy of the March 16, 2006 press release announcing Mr. Romm’s resignation and Mr. Burke’s appointment is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.
99.1      Press release of Dot Hill Systems Corp. dated March 16, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOT HILL SYSTEMS CORP.
Date: March 16, 2006	By:	/s/ Preston Romm
Preston Romm
Chief Financial Officer, Vice President, Finance, Secretary and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press release of Dot Hill Systems Corp. dated March 16, 2006.